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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


        Date of Report (Date of earliest event reported): April 22, 2008


                          COOPERATIVE BANKSHARES, INC.
                          ----------------------------
               (Exact name of registrant as specified in charter)

   NORTH CAROLINA                      0-24626                56-1886527
   --------------                    -----------            -------------
  (State or other                    (Commission            (IRS Employer
   jurisdiction of                   File Number)          Identification No.)
   incorporation)

               201 MARKET STREET, WILMINGTON, NORTH CAROLINA 28401
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (910) 343-0181
                                                           --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
              ---------------------------------------------

         On April 22, 2008, Cooperative Bankshares, Inc. (the "Company") issued a press release announcing the Company's unaudited financial results for the quarter ended March 31, 2008. The press release, which is attached as Exhibit
99.1 and which is furnished herewith, supersedes an earlier draft of the release which was inadvertently submitted to Dow Jones Newswires. The attached press release includes revised financial information from the financial information inadvertently submitted to Dow Jones relating to the Company's net income and earnings per diluted share for the quarter ended March 31, 2008. As reflected in
Exhibit 99.1, net income and earnings per diluted share for this period were $752,000 and $0.11, respectively. Also attached to this Report as Exhibit 99.2, and furnished herewith, is additional financial information for the period.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

        (d)   Exhibits

              Number       Description
              ------       -----------

              99.1         Press Release dated April 22, 2008
              99.2         Additional Financial Information


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COOPERATIVE BANKSHARES, INC.



                                       /s/ Todd L. Sammons
                                       -----------------------------------------
                                       Todd L. Sammons
                                       Senior Vice President and Chief Financial
                                       Officer

Date: April 22, 2008